UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     August 1, 2005
                                                        ------------------------

                           Seabulk International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-28732                              65-0966399
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     (Commission File Number)            (IRS Employer Identification No.)

    2200 Eller Drive, P.O. Box 13038
       Ft. Lauderdale, Florida                         33316
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (954) 523-2200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

           On August 1, 2005, Seabulk International, Inc. issued a press release announcing that it had entered into agreements to sell two foreign flag double hull tankers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(c)        Exhibits.

99.1       Press Release, dated August 1, 2005









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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEABULK INTERNATIONAL, INC.


                                      By:   /s/  ALAN R. TWAITS
                                          --------------------------------------
                                          Name:  Alan R. Twaits
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary



Date:  July 29, 2005



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
                                  EXHIBIT INDEX

        Exhibit No.                Description
        -----------                -----------

         99.1             Press Release, dated August 1, 2005












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